UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

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Investment Company Act File number 811-09134

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MANOR INVESTMENT FUNDS, INC.

15 Chester Commons

Malvern, PA  19355

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AGENT FOR SERVICE:

Daniel A. Morris

Manor Investment Funds, Inc.

15 Chester Commons

Malvern, Pa  19355

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Registrant's telephone number, including area code: 1-610-722-0900

Date of fiscal year end: December 31, 2007

Date of reporting period: October 1, 2007 – December 31, 2007

Form N-Q is to be used by a registered management investment company, other than small business investment companies registered on Form N-5 (ss.ss. 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Schedule of Investments

4th Quarter Report

December 31, 2007

(Unaudited)

Fund Office:

15 Chester Commons

Malvern, PA 19355

610-722-0900      800-787-3334

www.manorfunds.com

Managed by:

Morris Capital Advisors, LLC

15 Chester Commons

Malvern, PA  19355

December 31, 2007

Dear Fellow Shareholders:

Our funds continue to prosper by consistently applying the conservative investment approach that has been successful over so many years.

The Stilwell Gardner Market

The movie “A League of Their Own” told the story of the woman’s professional baseball league.  The movie had a classic scene when the manager of the Rockford Peaches, played by Tom Hanks, admonished his center fielder, Evelyn Gardner, for not throwing to the cutoff player to hold a base runner at second.  Evelyn broke down, and the exasperated manager began to rant that “there is no crying in baseball.”  But Evelyn contributes something more to the mix when she is forced to bring her son Stilwell with the team on road trips.  Stilwell is one of those annoying kids who manages to disrupt everything.  Unable to control him, she resorts to bribing him with chocolate bars.  Stilwell settles down just long enough to devour the candy, and then, with a face smeared with chocolate, proceeds to act up again.

It seems to me that the financial market participants are acting a bit like Stilwell.  Investors focused on short-term performance rush to buy stocks when they are hot, purchase complex securities because they offer high returns, and use leveraged high turnover trading strategies that promise positive returns in up and down markets.  Corporate management pushes the envelope in an effort to grow earnings faster than expectations, to support higher stock prices and to keep their cost of capital low.  Investment bankers devise new, more complex, securities in an attempt to isolate risk and generate high returns.  The swirl of conflicting interests exposes investors, corporations, and the economy to levels of risk that are unanticipated, or ignored.  When the economic environment turns, as it did last year, the impact of the risk overwhelms returns.

The “Stilwell” reaction is that market participants act up to get their way.  They expect bailouts from the Fed in the form of interest rate cuts, massive injections of liquidity, and special funding backstops for major financial institutions.  The Fed under Greenspan and now Bernanke, seemingly concerned about their legacy as well as financial stability, increasingly placate investors.  At the  same time, investors want the government to add fiscal stimulus that addresses macro economic problems and their individual needs at the same time.  Election year politics complicate matters further, as candidates and incumbents up the ante with stimulus proposals, more often designed to benefit their voter base rather than address macro economic imbalances.  While interest rate cuts, massive injections of liquidity, and fiscal stimulus may provide short-term  relief for volatile markets, they can have serious, unintended, long-term consequences.

One example is the steady decline of the US dollar.  Interest rate cuts reduce its relative value to other currencies and increasing supply from liquidity injections push it down further.  Commodities like gold and oil, priced internationally in dollars, push upward, adding the threat of inflation to a weak economy.  Another unintended consequence is that financial market relationships become distorted.  Last year the spread between low quality corporate debt and risk-free US Treasury notes was almost none existent, and today investors are obsessed with risk.  But the most dangerous unintended consequence may be the gradual conditioning of the markets that the Fed will always be there to backstop the markets.  That type of risk complacency contributes to greater market volatility as participants focus more intensely on short-term influences rather than long-term factors.

The Manor Fund

The Manor Fund declined 3.56%, net of all fees and expenses, during the quarter ending December 31, 2007, underperforming the S&P 500 index, and comparable mutual funds as measured by the Lipper Large-Cap Core mutual fund index (-3.33% and -2.47%, respectively).  The Fund continues to outperform both the S&P 500 index and the Lipper Large-Cap Core mutual fund index for the trailing 5-year period ending December 31, 2007, with returns of 13.49% compared to the S&P 500 (12.82%), and the Lipper mutual fund index (11.55%).

During the 4th quarter of 2007 the Fund was helped by gains in Occidental Petroleum, Amphenol Corp., Best Buy, Exelon, and Colgate Palmolive.  Occidental Petroleum rose steadily throughout the quarter supported by strong oil prices.  The rise in the price of oil stoked earnings growth and raised the value of oil held as assets on the balance sheet.  Amphenol gapped higher after reporting revenue and earnings above expectations.  The company also raised guidance for the 4th quarter and full year.  Best Buy rose on expectations of strong holiday sales.  While overall sales growth is slowing, Best Buy benefits from its position as the dominant retailer of consumer electronics.  During the quarter Best Buy reported revenue and earnings growth above expectations as it capitalized on execution errors by its main competitor, Circuit City.  Exelon rose steadily throughout the quarter as interest rates declined.  The electric utility benefits from the lower interest expense, and the defensive nature of electric utilities in difficult economic environments.  Colgate Palmolive rose steadily throughout the quarter.  It reported revenues and earnings above expectations, and also operates in an industry that tends to hold up well in difficult economic environments.

Notable laggards during the 4th quarter include Freddie Mac, JCPenney, Citigroup, Jabil Circuit, and Boeing.  Freddie Mac fell as concerns about weakness in the sub-prime residential mortgage market adversely impacted the value of the mortgage securities portfolio held by this lending agency.  JCPenney fell early in the quarter after the company reported declining same-store sales and reduced earnings guidance for its fiscal 3rd quarter. Citicorp also fell early in the quarter after reporting losses on its mortgage portfolio, structured investment vehicles, and was forced to restate 3rd quarter earnings after they were reported.  Jabil Circuit declined on concerns that an economic slowdown and reduced demand in the technology industry would result in slowing revenue growth.  Boeing declined on concerns that production delays would result in a pushback of the initial testing and inaugural flight of the company’s new 787 Dreamliner.

The Growth Fund

The Growth Fund declined 0.79%, net of all fees and expenses, during the quarter ending December 31, 2007, outperforming the S&P 500 index (-3.33%), but underperforming comparable mutual funds as measured by the Lipper Large-Cap Growth mutual fund index (0.30%).   The Fund continues to outperform the Lipper Large-Cap Growth mutual fund index for the trailing 5-year period ending December 31, 2007, and since inception, with returns for the Fund of 12.07% and 2.68%, compared to the Lipper returns of 12.05% and –1.46%, respectively.  The Fund outperformed the S&P 500 index for the trailing year and since inception, with returns of 6.28% and 2.68%, as compared to the S&P 500 returns of 5.50% and 2.46%, respectively.

(Continued on page 12)

MANOR INVESTMENT FUNDS, INC.

MANOR FUND

Schedule of Investments

December 31, 2007

(Unaudited)

Portfolio of Investments

Description	Shares	Market Value

COMMON STOCKS –90.6%

Consumer Discretionary – 8.3%
Best Buy, Inc.	2,679	$ 141,049
JCPenney	1,912	84,109
Nike Inc. Cl B	2,186	140,428
		365,586
Consumer Staples – 10.4%
Colgate Palmolive	2,001	155,998
Pepsico, Inc.	2,383	180,869
Wal-Mart	2,543	120,869
		457,736
Energy – 11.7%
Devon Energy	1,405	124,918
Nabors Ind.*	2,620	71,762
Occidental Pet.	2,626	202,176
Weatherford Int. *	1,689	115,865
		514,721
Financial – 14.9%
Allstate Insurance	1,830	95,581
Bank of America	1,618	66,759
Chubb	2,327	127,008
Citigroup, Inc.	2,099	61,794
Franklin Resources	935	106,992
Freddie Mac	1,574	53,626
Prudential Finl.	1,504	139,932
		651,692
Health Care – 9.3%
Amgen Inc.*	1,659	77,044
Endo Pharm.*	4,130	110,147
Johnson &Johnson	1,435	95,714
Wellpoint, Inc. *	1,405	123,261
		406,166
Industrial – 9.5%
Boeing	1,311	114,660
Dover Corp.	1,604	73,928
General Electric	2,625	97,309
Norfolk Southern	2,580	130,135
		416,032
Information Technology – 16.5%
Amphenol Corp-A	3,662	169,807
Applied Materials	6,365	113,043
Cisco Systems *	2,633	71,275
Citrix Systems *	2,970	112,890
Intel Corp.	3,173	84,592
Int. Bus. Machines	1,072	115,883
Jabil Circuit	3,494	53,353
		720,843
Material – 1.9%
Nucor Corp.	1,367	80,954
		80,954
Telecomm. – 3.7%
AT & T, Inc.	3,923	163,040
		163,040
Utility – 4.4%
Exelon	2,382	194,466
		194,466

TOTAL COMMON STOCKS (Cost $ 3,133,580)		3,971,236

SHORT-TERM INVESTMENTS – 9.3%
1st Amer. Gov. Fund	146,824	146,824
1st National M Mkt	260,397	260,397
TOTAL SHORT-TERM INVESTMENTS
(Cost $ 407,221)		407,221

TOTAL INVESTMENTS – 99.9%
(Cost $ 3,540,801)		4,378,457

Other Assets less Liabilities – Net – 0.1%		5,872

NET ASSETS 100.0%		$ 4,384,329

*Non-income producing during the period.

MANOR INVESTMENT FUNDS, INC.

MANOR FUND

Fund and Performance Information

December 31, 2007

(Unaudited)

Fund Performance

Quarter and Annualized Total Return for Periods Ending December 31, 2007
	Manor Fund	S&P 500 Index	Lipper LC Core Funds
4th Quarter	-3.56%	-3.33%	-2.47%
1-Year	4.24%	5.50%	6.62%
3-Year Annualized	8.03%	8.61%	8.53%
5-Year Annualized	13.49%	12.82%	11.55%
Annualized since inception 9/26/95	6.05%	9.62%	6.84%

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains, and a constant rate of performance each year.  The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  During periods of reinvestment by the manager, a fund’s total return will be greater than it would be had the reimbursement not occurred.  Previous performance does not guarantee future returns.

Top Holdings and Industry Sectors

Top Company Holdings		Top Industry Sectors
Company	% of Net Assets	Industry	% of Net Assets
Occidental Petro.	4.6%	Information Tech.	16.5%
Exelon	4.4%	Financial	14.9%
Pepsico	4.1%	Energy	11.8%
Amphenol Corp-A	3.9%	Consumer Staples	10.5%
A T & T Inc.	3.7%	Industrial	9.5%

MANOR INVESTMENT FUNDS, INC.

GROWTH FUND

Schedule of Investments

December 31, 2007

(Unaudited)

Portfolio of Investments

Description	Shares	Market Value

COMMON STOCKS – 94.8%

Consumer Discretionary – 10.8%
Bed, Bath, Beyond *	2,595	$ 76,267
Coach Inc. *	3,144	96,143
Kohls Corp.*	2,986	136,759
News Corp., Inc.	7,192	152,830
Staples	6,210	143,265
		605,264
Consumer Staples – 5.8%
Constellation *	5,613	132,691
Procter & Gamble	2,639	193,756
		326,447
Energy – 7.6%
Baker-Hughes	1,452	117,757
Schlumberger Ltd.	1,744	171,557
Valero Energy	1,964	137,539
		426,853
Financial – 4.9%
Ace Limited	3,116	192,506
American Int. Grp.	1,423	82,961
		275,467
Health Care – 20.4%
Express Scripts *	4,155	303,315
Forest Labs *	1,634	59,559
Genentech Inc. *	1,577	105,769
Schering Plough	6,970	185,681
Thermo Fisher*	3,567	205,745
Unitedhealth Group	2,420	140,844
Zimmer Holdings*	2,076	137,327
		1,138,240
Industrial – 11.4%
Fedex Corp.	1,150	102,545
Manpower	1,833	104,298
Precision Castparts	1,657	229,826
Raytheon	3,297	200,128
		636,797
Information Technology –31.8%
Apple Inc.	1,694	335,547
EBay, Inc.*	3,069	101,860
Harris Corp	2,702	169,361
Intel Corp.	4,514	120,343
KLA-Tencor	3,188	153,534
MEMC	3,430	303,521
Microsoft Corp.	4,238	150,873
Oracle Corp.	7,769	175,424
Texas Instruments	4,644	155,110
Xilinx, Inc.	5,216	114,074
		1,779,647
Telecomm – 2.1%
DirecTV*	5,014	115,924
		115,924

TOTAL COMMON STOCKS (Cost $ 4,432,310)		5,304,639

SHORT-TERM INVESTMENTS – 5.2%
1st Amer. Gov. Fund	120,651	120,651
1st National M Mkt	171,932	171,932
TOTAL SHORT-TERM INVESTMENTS
(Cost $ 292,583)		292,583

TOTAL INVESTMENTS – 100.0%
(Cost $ 4,724,893)		5,597,222

Other Assets less Liabilities – Net – less than 0.1%		483

NET ASSETS – 100.0%		$ 5,597,705

*Non-income producing during the period.

MANOR INVESTMENT FUNDS, INC.

GROWTH FUND

Fund and Performance Information

December 31, 2007

(Unaudited)

Fund Performance

Quarter and Annualized Total Return for Periods Ending December 31, 2007
	Growth Fund	S&P 500 Index	Lipper LC Growth Funds
4th Quarter	-0.79%	-3.33%	0.30%
1-Year	6.28%	5.50%	14.99%
3-Year Annualized	6.65%	8.61%	9.01%
5-Year Annualized	12.07%	12.82%	12.05%
Annualized since inception 6/30/99	2.68%	2.46%	-1.46%

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains, and a constant rate of performance each year.  The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  During periods of reinvestment by the manager, a fund’s total return will be greater than it would be had the reimbursement not occurred.  Previous performance does not guarantee future returns.

Top Holdings and Industry Sectors

Top Company Holdings		Top Industry Sectors
Company	% of Net Assets	Industry	% of Net Assets
Apple, Inc.	6.0%	Information Tech.	31.8%
MEMC Electronic	5.4%	Health Care	20.4%
Express Scripts	5.4%	Industrial	11.4%
Precision Castparts	4.1%	Consumer Disc.	10.8%
Thermo Fisher	3.7%	Energy	7.6%

MANOR INVESTMENT FUNDS, INC.

BOND FUND

Schedule of Investments

December 31, 2007

(Unaudited)

Portfolio of Investments

Description	Face Amount	Value

U.S. GOVERNMENT BONDS – 77.8%

U.S. Treasury 3.125% Due 10-15-08	200,000	199,563
U.S. Treasury 3.625% Due 07-15-09	250,000	252,109
U.S. Treasury 3.500% Due 12-15-09	200,000	201,750
U.S. Treasury 3.875% Due 07-15-10	400,000	407,938
U.S. Treasury 3.875% Due 02-15-13	200,000	204,094
U.S. Treasury 4.000% Due 02-15-14	200,000	204,719

TOTAL U.S. GOVERNMENT BONDS (Cost $ 1,439,943)		1,470,173

SHORT-TERM INVESTMENTS – 21.2%
1st American Treasury Obligation Fund	313,551	313,551
1st National Money Market	86,095	86,095
TOTAL SHORT-TERM INVESTMENTS
(Cost $ 399,646)		399,646

TOTAL INVESTMENTS – 99.0%
(Cost $ 1,839,589)		1,869,819

Other Assets less Liabilities – Net – 1.0%		18,807

NET ASSETS - 100.0%		$ 1,883,626

SECURITY VALUATION:

Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Securities for which market quotations are not readily available may be fair valued under procedures adopted by the Fund's board. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximated market value, in accordance with the terms of a rule  adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

MANOR INVESTMENT FUNDS, INC.

BOND FUND

Fund and Performance Information

December 31, 2007

(Unaudited)

Fund Performance

Quarter and Annualized Total Return for Periods Ending December 31, 2007
	Bond Fund	Lipper US Gov’t Fund Index	Lehman Intermediate Gov’t Index
4th Quarter	2.56%	2.91%	3.66%
1-Year	6.50%	6.42%	8.96%
3-Year Annualized	3.13%	4.09%	4.30%
5-Year Annualized	2.01%	3.47%	3.58%
Annualized since inception 6/30/99	3.64%	5.37%	5.42%

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains, and a constant rate of performance each year.  The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  During periods of reinvestment by the manager, a fund’s total return will be greater that it would be had the reimbursement not occurred.  Previous performance does not guarantee future returns.

Top Five Holdings

Security	% of Net Assets

US Treasury 3.875% due 7/15/10	21.6%
US Treasury 3.625% due 7/15/09	13.3%
US Treasury 4.000% due 02/15/14	10.8%
US Treasury 3.875% due 02/15/13	10.8%
US Treasury 3.125% due 10/15/08	10.7%

(Continued from page 5)

During the 4th quarter of 2007 the Fund was helped by strong performance from MEMC Electronics, Apple, Express Scripts, Microsoft, and United Health.  MEMC Electronics jumped after reporting substantial revenue and earnings growth compared to the previous year.  The results are impressive considering the fact that the company lost production for a full week due to a power outage at one if its facilities.  Apple also jumped early in the quarter after reporting revenue and earnings growth well above expectations.  Apple’s ceaseless innovation is paying off as increased sales of PowerBooks, iMacs, and iPods boost corporate margins.  Express Scripts rose steadily throughout the quarter on continued strong execution.  The company has successfully managed its business in a difficult environment for pharmacy benefits managers.  Microsoft jumped after reporting revenue and earnings gains well above expectations, and raising its financial outlook for the full year.  Results were bolstered by the release of its “Halo 3” game, the Vista operating system, and reduced piracy rates.  United Healthcare rose in November and again in December after reaffirming financial guidance and resolving outstanding regulatory problems regarding the back-dating of incentive stock options.

Weak holdings in the portfolio included Coach, Schering Plough, Kohl's, Zimmer Holdings, and KLA Tencor.  Coach declined throughout the quarter as investors continued to worry about slowing consumer spending.  These fears were reinforced after the company warned of slowing consumer traffic, despite reporting sales and earnings above estimates.  Schering Plough fell after reporting revenue and earnings below expectations and slowing sales of its cholesterol drug, Zetia.  Investors are also concerned about the delayed report of phase III clinical trials for Schering’s new cholesterol drug, Vytoris.  Kohl's also declined throughout the quarter on investor concerns about slowing consumer spending.  Those fears were reinforced by a weak earnings report for the 3rd quarter.  Zimmer fell sharply early in the quarter after reporting earnings and revenues that disappointed investors.  The company also reduced guidance for the upcoming quarter due to slow sales growth.  KLA Tencor declined throughout the quarter on investor concerns about slowing demand for manufacturing equipment from semi-conductor companies as they experience reduced end demand in a slowing economy.

During the quarter we sold Maxim Integrated Products and added to our existing position in Xilinix.  Maxim and Xilinix are both semiconductor manufacturers with end users in    voice communications, but Xilinix has a more attractive valuation based on expected earnings, growth and cash flow.

The Bond Fund

The Bond Fund generated a return of 2.56%, net of all fees and expenses, for the quarter ending December 31, 2007, underperforming the Lipper US Government mutual fund index (2.91%) and the Lehman Intermediate Government index (3.66%).  For the year ending December 31, 2007,  the Fund generated a return of 6.50%, outperforming the Lipper US Government mutual fund index (6.42%) but less than the Lehman Intermediate Government Index (8.96%).  Performance over the recent quarter reflects the relatively conservative position of the Fund’s investment portfolio of US Treasury securities.  The portfolio has an average yield to maturity of 3.44%, an average maturity of approximately 5.0 years, and an average duration of 2.13 years.  The duration of a bond portfolio is a measure of risk, with a lower duration indicating a lower level of risk.  The Fund is managed to provide a low-risk alternative for conservative investors.

Stilwell Turns Out OK

Many years later, when an exhibit for the league is dedicated at the hall of fame, Stilwell returns.  His mother passed away, and he has become a responsible adult, attending to honor  the memory of so many of the people that he had tormented.  In the long run Stilwell seemed to overcome his problems, and it is probably a good thing that his mom’s teammates never followed-through on their numerous threats.

When uncertainty runs high in the financial markets it can be easy to focus on short-term dislocations.  News events become amplified and their impact on the markets is increased., but over the long term economic fundamentals and corporate valuations are more important contributors to returns.  Currently, the stock market is very inexpensive, based on long-term earnings, growth and interest rate levels.  While not a predictor of short-term performance, current valuations support our belief that a fully-invested portfolio of quality companies is the best long-term investment strategy.  As such we will continue our search for stocks with attractive valuations that are appropriate for our long-term horizon.

Sincerely,

Daniel A. Morris

Fund Office:

15 Chester County Commons

Malvern,  PA 19355

610-722-0900      800-787-3334

www.manorfunds.com

Item 2. Controls and Procedures

(a)  The registrant's principal executive and principal financial officer have concluded that the registrant's disclosure controls and procedures(as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph,  based on the  evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or  15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)  There were no changes in the  registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the  registrant's second fiscal half-year that has materially  affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits

CERTIFICATIONS

I, Daniel A. Morris, President of Manor Investment Funds, Inc., certify that:

1.    I have reviewed this report on Form N-Q of Manor Investment Funds, Inc.;

2.    Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.    Based on my knowledge, the schedule of investments included in this Report fairly present in all material respects the investments of Manor Investment Funds as of the end of the fiscal quarter for which the report is filed.

4.    I am responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) and internal control over financial reporting  (as defined in rule 30a-3(d) under the Investment Company Act) for Manor Investment Funds, Inc., and have:

(a)   Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to Manor Investment Funds, is made known to me by others within this entity, particularly during the period in which this report is being prepared;

(b)   [Omit]

(c)   Evaluated the effectiveness of the Manor Investment Fund's disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such  evaluation; and

(d)   [Omit]

5.    I have disclosed to Manor Investment Fund's auditors and the audit committee of Manor Investment Fund's board of directors:

(a)   All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect Manor Investment Fund's ability to record, process, summarize, and report financial information; and

(b)   Any fraud, whether or not material, that involves management or other employees who have a significant role in Manor Investment Fund's internal control over financial reporting.

Manor Investment Funds, Inc.

/S/ Daniel A. Morris

________________________________

Daniel A. Morris, President

Mr. Morris acts as Manor Investment Fund's Principal Executive Officer and

Principal Financial Officer

February 14, 2008

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the under-signed, thereunto duly authorized.

/s/ Daniel A. Morris

--------------------

Daniel A. Morris

President

February 14, 2008

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Daniel A. Morris

--------------------

Daniel A. Morris

President

February 14, 2008